                    Flag Investors Equity Opportunity Fund
                    Flag Investors Income Opportunity Fund
                                Class A Shares

                        Supplement Dated March 13, 2008
                     to the Prospectus Dated March 1, 2008

              PURCHASE PROGRAM: Temporary Waiver of Sales Charges

   Starting March 17, 2008 through June 30, 2008, pursuant to a "Purchase Program," all sales charges normally imposed on purchases of Class A shares of the Flag Investors Equity Opportunity Fund and Flag Investors Income Opportunity Fund (the "Funds") will be waived. As a result, investments in Fund shares of less than $1 million will not incur the standard initial sales charge of up to 4.75% of the total offering price on purchases of the Equity Opportunity Fund and up to 3.75% on purchases of the Income Opportunity Fund. Further, investments of more than $1 million in Equity Opportunity Fund shares will not incur the standard contingent deferred sales charges ("CDSC"), even if redeemed within 12 months of purchase; and investments of more than $1 million in Income Opportunity Fund shares will not incur the standard CDSC, even if redeemed within 18 months of purchase. Intermediaries should note that the payment of finders fees for initiating purchases of $1 million or more are suspended during the Purchase Program.

                                 Standard Sales Purchase Program Broker/Dealer
                                     Charge       Sales Charge   Re-Allowance %
                                 -------------- ---------------- --------------
Equity Opportunity Fund.........
   Invest <$1 million*..........   up to 4.75%        None            None
   Invest >$1 million**.........      1.00%           None            None
Income Opportunity Fund.........
   Invest <$1 million*..........   up to 3.75%        None            None
   Invest >$1 million**.........      1.00%           None            None

* Investments < $1 million incur an initial sales charge based on the offering price.

** Investments (greater or =) $1 million incur a CDSC based on net asset value.

   For purposes of the Purchase Program, the Sales Charge Schedules for A shares of the Funds, which appear on page 32 of the Funds' prospectus, is revised as follows:

   . Under the column entitled Public Offering Price (in each schedule), the potential sales charges listed are replaced with "None."

   .   Footnote 2 (to each schedule) is deleted.

   In addition, for the duration of the Purchase Program, the fee table on page 13 of the Funds' prospectus is revised as follows:

   . In line 1, which shows the Maximum Sales Charge (Load) Imposed on Purchases, "None" replaces "4.75%" and "3.75%."

   .   Footnotes 3 and 4 to the table are deleted.

   The Purchase Program will expire at close of business on June 30, 2008. After that date, the Sales Charge Schedule, as set forth on page 32 of the prospectus, and the fee table, as set forth on page 13, will again apply to all purchases of the Funds' shares.

   For more information, please contact a Flag Investors Fund customer service representative at [(888) 767-3524].

                                     * * *

                      Please retain for future reference.